UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2013 (October 24, 2013)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite 160, Phoenix, AZ 85014

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                 Results of Operations and Financial Condition

On October 24, 2013, Southern Copper Corporation (“SCC”) issued a press release announcing financial results for the quarter ended on September 30, 2013.  In this press release, SCC reported that on October 17, 2013, its Board of Directors authorized a cash dividend of $0.12 per share of common stock.  This dividend is payable on November 21, 2013 to shareholders of record at the close of business on November 7, 2013.  A copy of this press release is attached hereto as Exhibit 99.1.

The information in this report and the exhibit attached hereto are being furnished and shall not be deemed as “filed” for purposes of Section 18 of the Securities Act of 1934. Accordingly, this information will not be incorporated by reference into any registration statement or other document filed by Southern Copper Corporation pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly stated in such filing.

ITEM 9.01                 Financial Statements and Exhibits

(d)                                 Exhibits:

99.1                        Press release of Southern Copper Corporation dated October 24, 2013, furnished pursuant to Item 2.02 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Raul Jacob
Name:	Raul Jacob
Title:	Vice President, Finance and Chief Financial Officer

Date:  October 25, 2013

INDEX TO EXHIBITS

Exhibits

99.1	Press release of Southern Copper Corporation dated October 24, 2013, furnished pursuant to Item 2.02 of this Form 8-K.